Exhibit 21.1

Subsidiaries of Diamond Resorts International, Inc.

Name	Jurisdiction of Incorporation or Organization

AB Blue Acquisition, LLC	Delaware

Aegean Blue Holdings Ltd	Cyprus

AHC Professionals US Majority, LLC	Nevada

AHC Professionals US Minority, LLC	Nevada

AHC Professionals SC, Mexico	Mexico

AKGI-St. Maarten N.V.	Delaware

Ameristate Title, LLC	Florida

Chestnut Farms, LLC	Nevada

Citrus Insurance Company, Inc.	Nevada

Club Resorts MEPE	Greece

Collie Inversion Inmobilario Santa Cruz SL	Spain

Cumberland Gate, LLC	Delaware

Diamond Resorts AB Acquisition Company Ltd	England and Wales

Diamond Resorts Corporation (d/b/a Diamond Resorts International)	Maryland

Diamond Resorts (Europe) Limited	England and Wales

Diamond Resorts (Europe) Limited – Austrian Branch	Austria

Diamond Resorts (Europe) Limited —Bulgarian Branch	Bulgaria

Diamond Resorts (Europe) Limited —French Branch	France

Diamond Resorts (Europe) Limited —Irish Branch	Ireland

Diamond Resorts (Europe) Limited —Italian Branch	Italy

Diamond Resorts (Europe) Limited — Malta Branch	Malta

Diamond Resorts (Europe) Limited —Norwegian Branch	Norway

Diamond Resorts (Europe) Limited —Portuguese Branch	Portugal

Diamond Resorts (Europe) Ltd Sucursal en Espana (Spanish Branch)	Spain

Diamond Resorts (Group Holdings) PLC	England and Wales

Diamond Resorts (Holdings) Limited	England and Wales

Diamond Resorts Broome Park Golf Limited	England and Wales

Diamond Resorts California Collection Development, LLC	Delaware

Diamond Resorts Centralized Services Company	Delaware

Diamond Resorts Citrus Share Holding, LLC	Delaware

Diamond Resorts Coral Sands Development, LLC	Delaware

Diamond Resorts Cypress Pointe I Development, LLC	Delaware

Diamond Resorts Cypress Pointe II Development, LLC	Delaware

Diamond Resorts Cypress Pointe III Development, LLC	Delaware

Diamond Resorts Daytona Development, LLC	Delaware

Diamond Resorts Depositor 2008, LLC	Delaware

Diamond Resorts Deutschland Betriebsgesellschaft GmbH	Germany

Diamond Resorts Deutschland Holdings GmbH (DRDH)	Germany

Diamond Resorts Deutschland Vertriebsgesellschaft GmbH	Germany

Diamond Resorts Developer and Sales Holding Company	Delaware

Diamond Resorts DPM Development, LLC	Nevada

Diamond Resorts Epic Mortgage Holdings, LLC	Delaware

Diamond Resorts Excursions SL	Spain

Diamond Resorts Fall Creek Development, LLC	Delaware

Diamond Resorts Finance Holding Company	Delaware

Diamond Resorts Financial Services Ltd	England and Wales

Diamond Resorts Financial Services, Inc.	Nevada

Diamond Resorts Flamingo Development, NV	Dutch West Indies

Diamond Resorts Flamingo Management, NV	Dutch West Indies

Diamond Resorts Grand Beach I Development, LLC	Delaware

Diamond Resorts Grand Beach II Development, LLC	Delaware

Diamond Resorts Greensprings Development, LLC	Delaware

Diamond Resorts Hawaii Collection Development, LLC	Delaware

Diamond Resorts Hilton Head Development, LLC	Delaware

Diamond Resorts International Club, Inc.	Florida

Diamond Resorts International Foundation	Nevada

Diamond Resorts International, LLC	Nevada

Diamond Resorts International Marketing, Inc.	California

Diamond Resorts International Marketing Mexico, LLC	Nevada

Diamond Resorts Issuer 2008, LLC	Delaware

Diamond Resorts Italia SRL	Italy

Diamond Resorts Las Vegas Development, LLC	Delaware

Diamond Resorts, LLC	Nevada

Diamond Resorts Management and Exchange Holding Company	Delaware

Diamond Resorts Management, Inc.	Arizona

Diamond Resorts Mediterranean PLC	Cyprus

Diamond Resorts Mediterranean Holdings Ltd	Cyprus

Diamond Resorts Mediterranean Management Ltd	Cyprus

Diamond Resorts Vacations Touristic EPE	Greece

Diamond Resorts MGV Development, LLC	Nevada

Diamond Resorts Mortgage Holdings, LLC	Delaware

Diamond Resorts Mystic Dunes Development, LLC	Nevada

Diamond Resorts Owner Trust 2009-1	Delaware

Diamond Resorts Owner Trust 2011-1	Delaware

Diamond Resorts Owner Trust 2013-1	Delaware

Diamond Resorts Palm Development, NV	Dutch West Indies

Diamond Resorts Palm Management, NV	Dutch West Indies

Diamond Resorts Palm Springs Development, LLC	Delaware

Diamond Resorts Poco Diablo Development, LLC	Delaware

Diamond Resorts Poipu Development, LLC	Delaware

Diamond Resorts Polo Development, LLC	Nevada

Diamond Resorts Port Royal Development, LLC	Delaware

Diamond Resorts Portugal Clube de Ferias, Lda	Portugal

Diamond Resorts Powhatan Development, LLC	Delaware

Diamond Resorts Residual Assets Development, LLC	Delaware

Diamond Resorts Residual Assets Finance, LLC	Delaware

Diamond Resorts Residual Assets M&E, LLC	Delaware

Diamond Resorts Ridge on Sedona Development, LLC	Delaware

Diamond Resorts Ridge Pointe Development, LLC	Delaware

Diamond Resorts Sales Italy SRL	Italy

Diamond Resorts San Luis Bay Development, LLC	Delaware

Diamond Resorts Santa Fe Development, LLC	Delaware

Diamond Resorts Scottsdale Development, LLC	Delaware

Diamond Resorts Sedona Springs Development, LLC	Delaware

Diamond Resorts Sedona Summit Development, LLC	Delaware

Diamond Resorts Seller 2009-1, LLC	Delaware

Diamond Resorts Seller 2011-1, LLC	Delaware

Diamond Resorts Seller 2013-1, LLC	Delaware

Diamond Resorts St. Croix Development, LLC	Delaware

Diamond Resorts Steamboat Development, LLC	Delaware

Diamond Resorts Tahoe Beach & Ski Development, LLC	Delaware

Diamond Resorts Teton Club Development, LLC	Nevada

Diamond Resorts U.S. Collection Development LLC	Delaware

Diamond Resorts Villa Mirage Development, LLC	Delaware

Diamond Resorts Villas of Sedona Development, LLC	Delaware

Diamond Resorts Voyages SARL	France

Diamond Resorts West Maui Development, LLC	Delaware

DPM Acquisition, LLC	Delaware

DPM Acquisition Mexico S. de R.L. de C.V.	Mexico

DPM Holdings, LLC	Delaware

DPM LoanCo, LLC	Delaware

DPM RP Subsidiary, LLC	Delaware

DRI Quorum 2010, LLC	Delaware

Floriana Holdings Ltd.	Gibraltar

FLRX, Inc. (f/k/a Diamond Resorts Pacific)	Washington

Foster Shores, LLC	Missouri

Four C’s Hospitality, LLC	Nevada

George Acquisition Subsidiary, Inc.	Nevada

Gesycon SA	Spain

Ginger Creek, LLC	Delaware

Grand Escapes, LLC	Delaware

Hellene Ltd	Gibraltar

ILX Acquisition, Inc.	Delaware

ILX Acquisition, LLC	Delaware

ILX Resorts Acquisition S. de R.L. de C.V.	Mexico

International Timeshares Marketing, LLC	Delaware

Island One Development, LLC	Nevada

Labrador Inversiones Inmobiliarias Costa del Sol SL	Spain

Lake Tahoe Resort Partners, LLC	California

Los Amigos Beach Club Ltd	Isle of Man

Los Amigos Beach Club Management Ltd	Isle of Man

LS International Resort Management Ltd	England and Wales

Mazatlan Development Inc.	Washington

Mercadotechnia de Hospedaje S.A. de C.V. (dormant)	Mexico

MMG Development Corp.	Florida

Mystic Dunes, LLC	Delaware

Mystic Dunes Myrtle Beach, LLC	Delaware

Mystic Dunes Receivables, LLC	Delaware

Operating DPM S. de R.L. de C.V.	Mexico

Poipu Resort Management Company, GP	Hawaii

Poipu Resort Partners, L.P.	Hawaii

Potter’s Mill, Inc.	Bahamas

Resort Management International, Inc.	California

Resot Management Services SL	Spain

Resorts Development International, Inc.	Nevada

Sales DPM S. de R.L. de C.V.	Mexico

Secure Firstcon, Inc.	Delaware

Secure Middlecon, Inc.	Delaware

Sunterra Cabo Development S. de R.L. de C.V.	Mexico

Sunterra Cabo Management Company S. de R.L. de C.V.	Mexico

Sunterra Depositor 2007, LLC	Delaware

Sunterra Issuer 2007, LLC	Delaware

Sunterra Mexico Group Holdings S. de R.L. de C.V.	Mexico

Sunterra Owner Trust 2004-1	Delaware

Sunterra Ownership LLC	Delaware

Sunterra SPE 2004-1 LLC	Delaware

Sunterra SPM, Inc.	Delaware

Tempus Acquisition, LLC	Delaware

Tempus Holdings, LLC	Delaware

Torres Mazatlan S.A. de C.V.	Mexico

Torres Vallarta Tower Three S.A. de C.V.	Mexico

Torres Vallarta Tennis Club S.A. de C.V.	Mexico

Torres Vallarta S.A. de C.V.	Mexico

Vacaciones Compartidos Mazatlan y Vallarta, S.A. de C.V. (dormant)	Mexico

Vacation Club Partnerships Ltd	England and Wales

Vacation Time Share Travel, Inc.	Bahamas

Vilar Do Golf Empreendimentos Turisticos, LDA	Portugal

Walsham Lake, LLC	Missouri

West Maui Resort Partners, L.P.	Delaware